UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 14, 2004
                                                 (September 10, 2004)
                                                  ------------------


                               UnionBancorp, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                      0-28846                 36-3145350
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


    321 West Main Street, Ottawa, IL                                    61350
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (815) 431-2720
                                                   --------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01.   Completion of Acquisition or Disposition of Assets.

             On September 14, 2004, UnionBancorp, Inc. and First Bankers Trust Company issued a joint news release to announce the completion of the sale of five UnionBank branch offices to First Bankers Trust Company. This news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

             (c)   Exhibits.
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                   Exhibit Number
                   --------------

                   99.1 Joint News Release, dated September 14, 2004 issued by UnionBancorp, Inc. and First Bankers Trust Company

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIONBANCORP, INC.


Dated: September 14, 2004             /s/ DEWEY R. YAEGER
                                      ------------------------------------------
                                      Dewey R. Yaeger
                                      President and Principal Executive Officer



Dated: September 14, 2004             /s/ KURT R. STEVENSON
                                      ------------------------------------------
                                      Kurt R. Stevenson
                                      Senior Vice President and
                                      Principal Financial and Accounting Officer

                                  EXHIBIT INDEX

Exhibit
Number
-------

 99.1 Joint News Release, dated September 14, 2004 issued by UnionBancorp, Inc. and First Bankers Trust Company